As filed with the Securities and Exchange Commission on April 10, 1998

                                      Securities Act of 1933 File No. [________]
                              Investment Company Act of 1940 File No. [________]

--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ x /


            Pre-Effective Amendment No. ____
            Post-Effective Amendment No. ____

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/ x /


            Amendment No. ___



                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (302) 791-1700
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Steven Turowski
                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                     ---------------------------------------
                     (Name and Address of Agent for Service)


                                   ----------


                                With Copies to:
    Henry S. Hilles, Jr., Esq.                Sarah E. Cogan, Esq.
    Drinker Biddle & Reath LLP                Simpson Thacher & Bartlett
    Philadelphia National Bank Building       425 Lexington Avenue
    1345 Chestnut Street                      New York,  New York 10017
    Philadelphia, Pennsylvania 19107-3496

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective

           / x /   when declared effective pursuant to section 8(c)

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                              Proposed
                                                               Maximum
     Title of                          Proposed Maximum       Aggregate         Amount of
 Securities Being     Amount Being      Offering Price        Offering        Registration
    Registered      Registered(1)(2)     Per Unit(1)          Price(1)             Fee
---------------------------------------------------------------------------------------------
Common Stock,         4,600,000           $15.00            $69,000,000         $20,355
par value               Shares
per share $.01
=============================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee.

(2) Includes 600,000 shares of Common Stock which the Underwriters may purchase to cover over-allotments.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       THE CHARTWELL DIVIDEND AND INCOME FUND, INC.

                                   CROSS REFERENCE SHEET
                               PARTS A AND B OF PROSPECTUS*



ITEM NUMBER AND HEADING

PART A                                                    Caption in Prospectus
------                                                    ---------------------
1.  Outside Front Cover                                   Front Cover Page

2.  Inside Front and Outside Back Cover Page              Front Cover Page

3.  Fee Table and Synopsis                                Prospectus Summary; Fee Table

4.  Financial Highlights                                         **

5.  Plan of Distribution                                  Front Cover Page; Underwriting

6.  Selling Shareholders                                         **

7.  Use of Proceeds                                       Use of Proceeds

8.  General Description of the Registrant                 Prospectus Summary; The Fund

9.  Management                                            Management of the Fund

10. Capital Stock, Long-Term Debt, and Other Securities   Dividends and Distributions; Taxes;
                                                            Automatic Dividend Reinvestment Plan;
                                                            Description of Shares

11. Defaults and Arrears on Senior Securities                    **

12. Legal Proceedings                                            **

13. Table of Contents of the Statement                           **
      of Additional Information


PART B

14.  Cover Page                                                 **

15.  Table of Contents                                          **

16.  General Information and History                      The Fund; Investment Objectives and
                                                            Polices; Other Investment Practices;
                                                            Investment Rationale

17.  Investment Objective and Policies                    Investment Objectives and Policies; Other
                                                            Investment Practices; Investment Restrictions;
                                                            Portfolio Transactions

18.  Management                                           Management of the Fund

19.  Control Persons and Principal Holders                Investment Advisory and Management Arrangements
      of Securities

20.  Investment Advisory and Other Services               Management of the Fund; Investment Advisory
                                                            and Management Arrangements

21.  Brokerage Allocation and Other Practices             Portfolio Transactions

22.  Tax Status                                           Taxes

23.  Financial Statements                                 Experts; Report of Independent Accountants;
                                                            Statement of Assets and Liabilities


* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

**    Not applicable.

      Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED April 10, 1998


PROSPECTUS
                                 ________ SHARES

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

                                  COMMON STOCK



      Chartwell Dividend and Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, and other equity related securities (collectively, "Income Generating Equity Securities"). In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds ("Debt Securities"). There is no assurance that the Fund will achieve its investment objectives. The Fund's investment manager is Chartwell Investment Partners, L.P. (the "Manager").

      Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

      THE DEBT SECURITIES IN WHICH THE FUND MAY INVEST WILL GENERALLY BE HIGH YIELD, HIGH RISK SECURITIES WHICH ARE RATED BELOW INVESTMENT GRADE OR ARE UNRATED. SUCH DEBT SECURITIES ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS THAT GENERALLY WILL BE GREATER THAN THOSE OF HIGHER RATED SECURITIES. IN ADDITION, CERTAIN INCOME GENERATING EQUITY SECURITIES IN WHICH THE FUND MAY INVEST MAY BE RATED BELOW INVESTMENT GRADE AND GENERALLY WILL HAVE CHARACTERISTICS SIMILAR TO THOSE OF LOWER RATED DEBT SECURITIES. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS."


                                                        (Continued on next page)

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
           ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=====================================================================================
                                     Price to         Sales Load       Proceeds to
                                      Public            (1)(2)           Fund(3)
-------------------------------------------------------------------------------------
Per Share.......................     $15.00              None           $15.00
-------------------------------------------------------------------------------------
Total(4)........................     $________           None           $________
=====================================================================================

(1) The Manager will pay the several Underwriters and Merrill Lynch commissions in the amount of _____% and up to ____%, respectively, of the Price to Public per share in connection with the sale of shares of Common Stock offered hereby. See "Underwriting."

(2) The Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."

(3) Before deducting organizational and offering expenses payable by the Fund estimated at $__________.

(4) The Fund has granted the several Underwriters an option exercisable for 45 days after the date hereof to purchase up to an additional ________ shares to cover over-allotments. If all such shares are purchased, the total Price to Public and Proceeds to Fund will be $___________. See "Underwriting."

                            -------------------------

      The shares are offered by the several Underwriters, subject to prior sale, when, as and if issued by the Fund and accepted by them, subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the shares will be made in New York, New York on or about _______________, 1998.

                            ------------------------
                               MERRILL LYNCH & CO.
                            ------------------------

               The date of this Prospectus is ____________, 1998.


(Continued from page 1)

      This Prospectus sets forth information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. The address of the Fund is 400 Bellevue Parkway, Wilmington, Delaware 19809.

      At times, the Fund expects to utilize leverage through borrowings, the issuance of short-term debt securities or the issuance of shares of preferred stock. Within approximately three to six months after this offering, the Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets (including the amount obtained from leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. Use of leverage creates an opportunity for increased income and capital appreciation, but, at the same time, creates special risks. See "Special Risk Considerations" and "Other Investment Practices--Leverage."

      Prior to this offering, there has been no public market for the Fund's shares of Common Stock. The Fund intends to apply for listing of the Common Stock on the New York Stock Exchange under the symbol "__________."

      THE UNDERWRITERS MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE FUND'S COMMON STOCK. SUCH TRANSACTIONS MAY INCLUDE STABILIZING, THE PURCHASE OF THE FUND'S COMMON STOCK TO COVER SHORT POSITIONS AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus. Investors should carefully consider the information set forth under the heading "Special Risk Considerations."


THE FUND................    Chartwell Dividend and Income Fund, Inc. (the
                            "Fund") is a newly organized, diversified, closed-end management investment company. See "The
                            Fund."

THE OFFERING............    The Fund is offering 4,000,000 shares of Common
                            Stock at an initial offering price of $15.00 per share (the "Common Stock"), through a group of underwriters (the "Underwriters") represented by
                            Merrill Lynch, Pierce, Fenner & Smith Incorporated
                            ("Merrill Lynch") _______________, _______________,
                            _______________ and ________________. The
                            Underwriters have been granted an option exercisable for 45 days from the date of this Prospectus to purchase up to 600,000 additional shares of Common
                            Stock to cover over-allotments, if any. See
                            "Underwriting."

INVESTMENT RATIONALE....    The Fund has been developed for investors who seek
                            high current income and capital appreciation potential in their investment portfolios through Income Generating Equity Securities and Debt
                            Securities as defined below. The Manager believes that a portfolio of combined investments in such securities could provide an income return which would exceed that of investment exclusively in equity securities. By investing at least 50% of the Fund's total assets in Income Generating Equity
                            Securities, the Fund's portfolio will also be structured to seek capital appreciation. See
                            "Investment Rationale."

NO SALES CHARGE.........    The shares of Common Stock will be sold during this
                            offering without any sales load or underwriting discounts payable by investors or the Fund. The
                            Manager will pay a commission to the Underwriters in connection with the sale of shares of Common Stock in this offering. See "Underwriting."

INVESTMENT OBJECTIVES AND
  POLICIES..............    The Fund's primary investment objective is to seek
                            high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, or preferred stocks and other equity related securities (collectively, "Income Generating
                            Equity Securities"). In addition, the Fund may invest the balance of its total assets in non-convertible debt securities consisting primarily of corporate bonds ("Debt Securities"). The Debt
                            Securities in which the Fund may invest will generally be high yield, high risk securities which are rated below investment grade or are unrated, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. In addition, certain Income Generating
                            Equity Securities in which the Fund may invest may be rated below investment grade and generally will have characteristics similar to those of lower rated
                            Debt Securities. Such investments are in addition to investments in high yield, high risk Debt
                            Securities. See "Investment Objectives and Policies" and "Special Risk Considerations."

                            The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies," "Other Investment Practices" and "Special Risk Considerations."

INVESTMENT STRATEGY........ In selecting Income Generating Equity Securities for the Fund's investment portfolio, the preponderance of the securities in that portion of the Fund's portfolio will be selected by the Manager from among those Income Generating Equity Securities with a dividend yield greater than that of the Standard & Poor's 500 Composite Index ("S&P 500"). After identifying qualifying Income Generating Equity Securities, the Manager will apply fundamental investment analysis to select the Fund's specific portfolio securities.

                            With respect to the Debt Securities component of the Fund's investment portfolio, individual securities will be screened by the Manager and in-depth credit research will then be conducted to arrive at a core group of securities presenting, in the Manager's opinion, the potential for investment returns consistent with the Fund's objectives.

                            The Manager intends to shift investments between Income Generating Equity Securities and Debt Securities within the investment policies established for such securities while analyzing the yield differential between the two sectors. See "Investment Objectives and Policies--Investment Strategy."

LEVERAGE................... At times, the Fund expects to utilize leverage through borrowings, the issuance of short-term debt securities or the issuance of shares of preferred stock

                            (collectively, "Senior Securities"). Within approximately three to six months after completion of this offering, the Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets (including the amount obtained from leverage). It is anticipated that dividends on any preferred stock or interest payments on borrowings or short-term debt securities will reflect short-term rates, and that the net return on the Fund's portfolio, including the proceeds from any offering of Senior Securities, will exceed the dividend or interest rate on such securities. Whether to offer Senior Securities and, if offered, the terms of such Senior Securities and the timing and other terms of their offering will be determined by the Fund's Board of Directors. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if no Senior Securities were issued. The proceeds of the offering of any Senior Securities will be invested in accordance with the Fund's investment objectives and policies. Issuance and ongoing expenses of the Senior Securities will be borne by the Fund and will reduce the net asset value of the Common Stock. There can be no assurance that any Senior Securities will be issued. Investors should note that there are special risks and costs associated with the leveraging of the Common Stock. See "Special Leverage Considerations and Risks."

                            Upon issuance of any Senior Securities, holders of Common Stock will receive all net income of the Fund remaining after payment of distributions to the holders of Senior Securities. Upon any liquidation of the Fund, the holders of shares of preferred stock, if any preferred stock is issued, will be entitled to receive liquidating distributions (expected to equal the original purchase price per share of preferred stock plus any accumulated and unpaid dividends thereon) and principal plus any accrued interest on borrowings or short-term debt securities will be paid before any distribution is made to holders of Common Stock. See "Description of Shares--Preferred Stock." Until any Senior Securities are issued, the Common Stock will not be leveraged, and the special leverage considerations described herein will not apply. See "Special Leverage Considerations and Risks."

INVESTMENT MANAGER.......   Chartwell Investment Partners, L.P. (the "Manager")
                            is the investment manager for the Fund and is responsible for the management of the Fund's investment portfolio. At March 31, 1998, the Manager served as sub-advisor with respect to $300 million in assets of four registered investment companies;
                            it also served as
                            advisor or sub-advisor with respect to over $1.7 billion of assets for institutional and individual clients, approximately $725 million of which represented Income Generating Equity Securities and approximately $200 million of which represented Debt
                            Securities.

                            The Manager manages the Fund's portfolio and makes investment decisions, subject to the oversight of the Board of Directors of the Fund. Under the terms of an investment management agreement, the Fund will pay the Manager a monthly fee at the annual rate of .95% of the Fund's Managed Assets (as defined herein). This fee is higher than fees paid by other comparable investment companies. See "Investment Advisory and Management Arrangements."

ADMINISTRATOR............   Princeton Administrators, L.P. (the "Administrator")
                            is the Fund's administrator. The Administrator is an affiliate of Merrill Lynch, one of the Underwriters.
                            The Fund will pay the Administrator a monthly fee computed at the annual rate of 0.15% of the Fund's
                            Managed Assets, subject to a monthly minimum fee of $12,500. See "Investment Advisory and Management
                            Arrangements--Administrator."

SHARE REPURCHASES AND
TENDER OFFERS............   If, at any time after the second year following this
                            offering, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from net asset value, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to eliminate the discount, which may include periodic repurchases of or tender offers for the Fund's shares. No assurance can be given that the Board of Directors will undertake any such action or that if repurchases are undertaken, the Fund's shares will trade at a price that is close to or equal to net asset value. Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Fund's shares of Common Stock. See "Description of Shares--Share
                            Repurchases."

DIVIDENDS AND
  DISTRIBUTIONS..........   The Fund intends to distribute a monthly fixed
                            amount to shareholders, commencing approximately 60 days from the date of this Prospectus. If, for any monthly distribution, net investment income (which term includes net realized short-term capital gain) is less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital
                            (up to the amount of the shareholder's tax basis on his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis on his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the
                            "Investment Company Act") and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. The distributions to holders of Common Stock will only be payable after the payment of any interest payments on debt or dividends on preferred stock required to be paid by the Fund. See "Dividends and Distributions," "Automatic Dividend Reinvestment
                            Plan" and "Taxes" for a discussion of the Fund's distribution policy and the circumstances under which such consequences may occur.

AUTOMATIC DIVIDEND
  REINVESTMENT PLAN......   The Fund has established an Automatic Dividend
                            Reinvestment Plan (the "Plan"). Under the Plan, all dividends and capital gain distributions will be automatically reinvested in additional shares of Common Stock of the Fund unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan. See "Automatic Dividend Reinvestment Plan."

LISTING..................   Prior to this offering, there has been no market for
                            the shares of Common Stock. The Fund intends to apply to list its shares of Common Stock on the New
                            York Stock Exchange ("NYSE") under the symbol
                            "_____".

NET ASSET VALUE..........   The Fund will determine and make available for
                            publication the net asset value of its Common Stock on a weekly basis. Currently, the net asset value of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of the Wall Street Journal and the Saturday edition of The
                            New York Times. See "Calculation of Net Asset Value
                            Per Share."

CONVERSION TO OPEN-END
FUND.....................   The Fund could be converted to an open-end
                            investment company with the approval of 75% of the Fund's Directors, including a majority of the disinterested Directors, and the affirmative vote of 75% of the outstanding shares of capital stock of the Fund (including any preferred stock) and the affirmative vote of 75% of the outstanding shares of any preferred stock, voting as a separate class.
                            There can be no assurance, however, that the shareholders would approve a conversion. If the Fund converts to an open-end investment company, it will be required to redeem any preferred stock or short-term debt securities that are outstanding. See
                            "Description of Shares -- Conversion to Open-End
                            Fund."

CUSTODIAN, TRANSFER AGENT,
 DIVIDEND DISBURSING
 AGENT AND REGISTRAR .....  PNC Bank, National Association will act as custodian for the Fund's assets. PFPC Inc. will act as transfer agent, dividend disbursing agent and registrar for the Fund's Common Stock.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL..................   The Fund is a newly organized, diversified,
                            closed-end management investment company and has no operating history. The net asset value of the Fund's
                            Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund. See "Special Leverage Considerations and
                            Risks." At any time, the Fund may invest up to 50% of its total assets in high yield, high risk Debt
                            Securities that are rated below investment grade or which are unrated but are of comparable quality as determined by the Manager. Debt Securities rated below investment grade are those rated "Ba1" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB+" or lower by Standard & Poor's Corporation
                            ("S&P") or have similar ratings by other comparable nationally recognized statistical rating organizations. Such securities are considered by those organizations to be subject to greater risk of loss of principal and interest than higher rated securities and are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. In addition, lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Accordingly, these types of factors could, in certain instances, reduce the value and liquidity of securities held by the Fund with a commensurate negative effect on the value of the Fund's shares.

                            The market values of Debt Securities which are rated below investment grade and comparable unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such Debt Securities frequently are subordinated to the prior payment of senior indebtedness. See "Investment Objectives and Policies" and "Special Risk Considerations."

LOWER RATED
CONVERTIBLE SECURITIES
AND PREFERRED STOCK......   The Fund may invest in convertible securities rated
                            below investment grade or which are unrated but are of comparable quality as determined by the Manager.
                            The Fund includes these securities in its Income
                            Generating Equity Securities category and they are in addition to the high yield, high risk Debt
                            Securities discussed above. Such securities are judged to have speculative elements and may be subject to greater risks with respect to the timely repayment of principal and timely payment of interest and dividends. See "Investment Objectives and Policies" and "Special Risk Considerations."

OTHER INVESTMENT
PRACTICES................   The Fund may employ various additional investment
                            strategies, such as writing (i.e., selling) covered call options on equity securities for hedging and other non-speculative risk management purposes, entering into repurchase agreements, lending portfolio securities and purchasing securities on a when-issued or delayed delivery basis, that entail certain special considerations. For further discussion of these practices and the associated risks and special considerations, see "Other Investment Practices,"
                            "Special Risk Considerations" and "Taxes."

DISCOUNT TO NET
ASSET VALUE..............   The Fund is a closed-end investment company, and its
                            shares are not redeemable at the option of the shareholders. Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and initial offering prices. The Fund cannot predict whether its shares will trade at, above or below net asset value. The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The
                            Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. See "Special Leverage
                            Considerations and Risks."

ANTITAKEOVER
PROVISIONS..............    The Fund's Articles of Incorporation include
                            provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Shares--Certain Provisions of the Articles of Incorporation."

                                    FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering price)...          None
  Dividend Reinvestment Plan Fees..........................          None
ANNUAL EXPENSES (as a percentage of net assets
attributable to Common Stock):
  Management Fees (a)(b)...................................          ----
  Interest Payments on Borrowed Funds (b)..................          (b)
  Other Expenses (estimated) (b)...........................    ----
     Total Annual Expenses (b).............................          ====

      The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth below assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.


                                           1            3           5          10
EXAMPLE:                                  YEAR        YEARS       YEARS       YEARS
                                          ----        -----       -----       -----
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) total annual expenses
of ___% (assuming no leverage) and
___% (assuming leverage of 20% of
the Fund's total assets) and (2) a
5% annual return throughout the
periods and reinvestment of all
dividends and distributions at net
asset value:
      Assuming No Leverage . . . . .      $ __        $__         $__         $__
      Assuming 20% Leverage. . . . .      $ __        $__         $__         $__

-------------------

(a)    See "Investment Advisory and Management Arrangements."

(b) In the event the Fund utilizes leverage by borrowing in an amount equal to approximately 20% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Stock, the Management Fees would be __%, Interest Payments on Borrowed Funds would be __%, Other Expenses would be __% and Total Annual Expenses would be __%. The Fund may utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), depending on economic conditions. See "Special Risk Considerations" and "Other Investment Practices--Leverage."

                                    THE FUND

      Chartwell Dividend and Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 6, 1998, and has registered under the Investment Company Act. See "Description of Shares." The Fund's principal office is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

      The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value.


                                 USE OF PROCEEDS

      The net proceeds of this offering will be approximately $_____________ (or approximately $_____________ assuming the Underwriters exercise the over-allotment option in full) after payment of organizational and offering costs.

      The net proceeds of the offering are expected to be fully invested in accordance with the Fund's investment objectives and policies within a period not expected to exceed three months from the completion of the offering. Pending such investment, it is anticipated that all or a portion of the offering proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. See "Investment Objectives and Policies."


                              INVESTMENT RATIONALE

      The Manager believes that the Fund may serve as an attractive investment vehicle for those investors who seek to earn supplemental income in their investment portfolios through Income Generating Equity Securities and Debt Securities.

      The Manager believes that greater stability in returns from equity investments can be achieved by investing in Income Generating Equity Securities. The income component could then be supplemented further through investments in high-yielding Debt Securities. Consequently, the Manager believes that the combined investments in Income Generating Equity Securities and Debt Securities could provide an income return which would exceed that of an investment exclusively in equity securities. By investing at least 50% of the Fund's total assets in Income Generating Equity Securities, the Fund's portfolio will also seek capital appreciation.

      Total return from an equity investment is derived from two components, income and capital appreciation. For the period 1926 through 1997, the income component has represented ______________________ of total return. Within that period, returns from the income component of total return have tended to be, over the long term, more stable than returns from capital appreciation. As an example, while annual returns from the securities comprising the Standard & Poor's 500 Composite Index ("S&P 500") since its inception in 1926 due to the income component have varied from ____% to ____%, annual returns from capital appreciation have varied from ______% to _____%. Additionally, the Manager has observed from the historical performance of the S&P 500 that, following periods of higher relative capital appreciation returns, such as occurred in the late 1920s and the 1950s, returns from income have represented a relatively more significant component of total return. The 1980s and late 1990s were also periods of higher relative capital appreciation returns.

      The Manager believes that investment opportunities exist in the high yield, high risk Debt Securities market due to attractive yields and favorable supply and demand fundamentals. In the current interest rate environment, high yield, high risk Debt Securities offer attractive yields relative to other investments. For example, as of December 31, 1997, high yield, high risk Debt Securities were yielding approximately ___ basis points over duration-equivalent U.S. Treasuries and approximately ___ basis points over duration-equivalent investment grade corporate bonds. Of course, for similar duration instruments, there is greater volatility in market value with respect to high yield, high risk Debt Securities, than with respect to investment grade corporate bonds or U.S. Treasuries. The Manager also believes that steady demand from current owners of high yield, high risk Debt Securities, as well as new investors seeking to maximize income, may result in favorable fundamentals in the high yield, high risk Debt Securities market. If the economy continues to grow, the Manager believes that corporate earnings could increase, which would be beneficial to highly leveraged companies. For example, 1997 default rates have returned to historic lows and the Manager believes that the overall issue quality is currently satisfactory.

      Of course, the S&P 500 is an unmanaged index comprised exclusively of certain common stocks. Thus, neither the Fund's overall portfolio, which will be comprised of both equity and debt securities, nor its equity components alone, which will consist of Income Generating Equity Securities, will duplicate the composition of the S&P 500. Consequently, there can be no assurance that the Fund will perform in a manner consistent with the S&P 500 or that the income component of total return will be as significant and stable a component as it has been historically. In addition, there is no assurance that the historic pattern discussed above will be repeated in the future or that the Fund's investment objectives will be achieved even if this pattern were repeated. Further, of course, investors should be aware that unlike U.S. Treasuries, high yield, high risk Debt Securities are not guaranteed as to the payment of interest and principal. Also, high yield, high risk Debt Securities present investment risks which are greater than those presented by investment grade corporate debt and U.S. Treasuries. The Manager believes, however, that the Fund should be well-positioned to provide for investors favorable results built upon the income component of total return.


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, and other equity related securities (collectively, "Income Generating Equity Securities"). In addition, the Fund may invest the balance of its total assets in non-convertible debt securities consisting primarily of corporate bonds ("Debt Securities"). The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objectives of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

INVESTMENT STRATEGY

      The Fund may invest in a variety of Income Generating Equity Securities and Debt Securities. In selecting Income Generating Equity Securities for the Fund's investment portfolio, the preponderance of the securities in the Fund's portfolio will be selected by the Manager from among those Income Generating Equity Securities with a dividend yield greater than that of the S&P 500. After identifying qualifying Income Generating Equity Securities, the Manager will then apply fundamental investment analysis to select the Fund's specific portfolio securities. The industry sector weightings in the Income Generating Equity Securities portion of the Fund's portfolio will be determined based on the Manager's investment research efforts. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer.

      Preferred stocks or convertible securities in which the Fund may invest may be rated below investment grade (i.e., "Ba" or lower for convertible securities or "ba" or lower for preferred stock by Moody's or "BB" or lower for both convertible securities and preferred stock by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. The Fund includes these assets in its Income Generating Equity Securities category and they are in addition to the high yield, high risk Debt Securities discussed below. Such securities are judged to have speculative elements, and pose a greater risk as to the timely repayment of principal and timely payment of interest and dividends. See "Special Risk Considerations" and Appendix A to this Prospectus.

      The Debt Securities component of the Fund's portfolio will be structured to earn as high a level of current income as is consistent with reasonable risk in light of the nature of such investments. The Manager will screen individual securities for such characteristics as minimum yield and issue size, issue liquidity, and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within this universe from which the portfolio will be constructed. Ongoing credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation will be utilized to pursue the overall yield and price objectives of the Fund.

      The Fund may invest up to 50% of its total assets in high yield, high risk Debt Securities that are rated below investment grade or which are unrated but are of comparable quality as determined by the Manager. Debt Securities rated below investment grade include those rated "Ba1" or lower by Moody's or "BB+" or lower by S&P and are considered by those organizations to be subject to greater risk of loss of principal and interest than higher rated securities. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Certain of the Debt Securities in which the Fund may invest may be considered comparable to securities having the lowest ratings for interest paying debt instruments by Moody's or S&P (i.e., rated "C" by Moody's or "CC" by S&P). See "Special Risk Considerations" and Appendix A to this Prospectus.

      The Manager intends to shift investments between Income Generating Equity Securities and Debt Securities based upon its analysis of the yield differential between the two sectors. Under normal circumstances, the Income Generating Equity Securities portion of the Fund's portfolio will represent at least 50% of the Fund's total assets and the Debt Securities portion will represent the balance of the Fund's total assets.

      The Manager considers the following factors, among others, in determining when to sell Income Generating Equity Securities. If the anticipated yield of any security declines below the prevailing yield on the S&P 500 as a result of capital appreciation or a reduction in dividends, the Manager, in its discretion, may sell the security. With respect to Income Generating Equity Securities and Debt Securities the Manager will monitor the fundamentals attributable to the issues of securities held by the Fund and sell a security if those fundamentals begin to deteriorate. The Manager may also sell Income Generating Equity Securities or Debt Securities if continuing research identifies securities that the Manager believes to be more attractive than those held in the Fund's portfolio.

      The following is a more detailed description of some of the securities in which the Fund may invest and some of the investment techniques which may be utilized by the Fund.

COMMON STOCK

      Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims are paid, including those of debt securities and preferred stock. In selecting common stocks for investment, the Manager will focus primarily on a security's dividend-paying capacity rather than on its potential for appreciation.

PREFERRED STOCK

      Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests. Preferred stock in which the Fund may invest may be rated below investment grade (i.e., "ba" or lower by Moody's or "BB" or lower by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. See "Special Risk Considerations" and Appendix A to this Prospectus.

CONVERTIBLE SECURITIES

      Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objectives and policies. Convertible securities in which the Fund may invest may be rated below investment grade (i.e., "Ba" or lower by Moody's or "BB" or lower by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. See "Special Risk Considerations" and Appendix A to this Prospectus.

AMERICAN DEPOSITORY RECEIPTS

      The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described below under "Special Risk Considerations--Foreign Investments."

DEBT SECURITIES

      A debt security represents money borrowed that must be repaid and has a fixed amount, a specific maturity or maturities and usually a specific rate of interest or original purchase discount. Debt securities include bills, bonds, notes, debentures and commercial paper. Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer. However, a debt security has a priority of claim over stockholders if the issuer is liquidated. The Fund may invest in a wide variety of debt securities, although it is anticipated that under normal market conditions, the Debt Securities portion of the Fund's portfolio will be invested primarily in corporate bonds. Such bonds may be rated below investment grade (i.e., "Ba1" or lower by Moody's or "BB+" or lower by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. See "Special Risk Considerations" and Appendix A to this Prospectus.

FUTURE DEVELOPMENTS

      From time to time, the Fund may also invest in certain Income Generating Equity Securities or Debt Securities which have features other than those that are typical for such securities and which have in the past been offered or may be offered in the future. In the past, for example, such securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends. The Fund may invest in these securities if the Manager believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these securities may be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.

DEFENSIVE STRATEGIES

      For temporary defensive purposes, the Fund may invest without limit a portion of its assets in (i) debt securities issued by the U.S. Government, its agencies or instrumentalities, (ii) commercial paper, (iii) certificates of deposit and bankers' acceptances or (iv) repurchase agreements with respect to any of the foregoing investments. The Fund will only invest in commercial paper of companies rated "A-2" or better by S&P or "P-2" or better by Moody's or similarly rated by another comparable rating agency or, if not so rated, of comparable investment quality as determined by the Manager. See Appendix A to this Prospectus for additional ratings information. The Fund may also invest in such securities pending the investment of the proceeds of certain sales of portfolio securities and pending the investment of the initial proceeds of this offering of Common Stock, or at such other times when suitable Income Generating Equity Securities or Debt Securities are not available. It is impossible to predict whether, or for how long, the Fund will use any of such temporary or defensive strategies. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary purposes, such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or share repurchases.

      In addition, the yields on short-term high quality obligations may approach or be less than the then current dividend or interest rate payable to holders of any Senior Securities issued by the Fund. In such event, the benefit of financial leverage to the holders of Common Stock will diminish and the Fund's leveraged capital structure may work to the disadvantage of the holders of Common Stock. See "Special Risk Considerations" and "Other Investment Practices-Leverage."


                           OTHER INVESTMENT PRACTICES

COVERED CALL OPTIONS

      The Fund may write (i.e., sell) call options on equity securities on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write covered call options from time to time on such portion of its equity portfolio, in an amount not to exceed 10% of its total assets, as the Manager determines is appropriate for hedging purposes and in seeking to achieve the Fund's investment objectives. The Fund may write such call options on securities that are listed on national securities exchanges or are traded over the counter. For a discussion of the risks associated with covered call options, see "Special Risk Considerations--Covered Call Options."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if the Manager deems it advisable. The Fund will maintain cash, U.S. Government securities and other liquid high grade debt securities in an amount at least equal in value from time to time to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis.

REPURCHASE AGREEMENTS

      A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer (i.e., the seller) of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

ILLIQUID AND RULE 144A SECURITIES

      The Fund may invest up to 15% of its total assets in illiquid securities, which include securities with contractual restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance on Rule 144A of the Securities Act of 1933, as amended (the "Securities Act").

      While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day functions of determining whether or not individual securities sold to the Fund in reliance on Rule 144A are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a security sold to the Fund in reliance on Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades in the security (e.g., the timing needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      If the Manager determines that a security sold to the Fund in reliance on Rule 144A which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation. For a discussion of the risks associated with investments in illiquid securities, see "Special Risk Considerations--Illiquid Securities."

PORTFOLIO LENDING TRANSACTIONS

      The Fund may lend up to 25% of its total assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan.

      The Manager understands that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; (iii) the Fund must be able to terminate the loan after notice, at any time; (iv) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Fund may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Directors to vote the proxy. For a discussion of the risks associated with lending portfolio securities, see "Special Risk Considerations--Portfolio Lending Transactions."

                   SPECIAL LEVERAGE CONSIDERATIONS AND RISKS

      General Leverage Considerations. At times, the Fund expects to utilize leverage through borrowings, the issuance of short-term debt securities or the issuance of shares of preferred stock (collectively, "Senior Securities"). Within approximately three to six months after completion of this offering, the Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets (including the amount obtained from leverage). The Fund may be leveraged in an amount up to 25% of its total assets immediately after the issuance of any Senior Securities. There can be no assurance, however, that the Fund will engage in any leveraging techniques. Although the terms of any Senior Securities offering will be determined by the Fund's Board of Directors, it is anticipated that any dividends paid on any preferred stock or interest paid on any borrowings or short-term debt securities will be based on short-term rates, and that the net return on the Fund's portfolio, including the proceeds of any offering of Senior Securities, will exceed the dividend or interest rate applicable to the Senior Securities. The proceeds of the offering of any Senior Securities will be invested in accordance with the Fund's investment objectives and policies.

      Utilization of leverage, however, involves certain risks to the holders of Common Stock. These include a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current dividend or interest rate related to the Senior Securities, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, if net capital gains are realized by the Fund, the effect of leverage will be to increase the amount of such gains distributed to holders of Common Stock. To the extent that the current dividend or interest rate related to any Senior Securities approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then current dividend or interest rate related to such Senior Securities were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, since any decline in the value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock.

      If the Fund leverages through issuing Senior Securities, such Senior Securities will be subject to the provisions of the Investment Company Act governing their issuance, including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchases of Common Stock in the event such asset coverage requirements are not met.

      The Fund intends to apply for a rating from Moody's or S&P on any preferred stock or short-term debt securities which it issues although obtaining such a rating will not eliminate the risks associated with the Fund's use of leverage. The Fund believes that obtaining one or both ratings for any preferred stock or short-term debt securities would enhance the marketability of such Senior Securities and thereby reduce the dividend rate on the preferred stock or the interest rate on the short-term debt securities from that which the Fund would be required to pay if such Senior Securities were not so rated. The rating agencies for any preferred stock or short-term debt securities may require asset coverage maintenance tests that are more stringent than those imposed by the Investment Company Act. This requirement may also restrict the amount of any preferred stock or short-term debt securities that may be outstanding from time to time. It is expected that the terms of any preferred stock or short-term debt securities will provide for mandatory redemption of such Senior Securities in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may be required to liquidate portfolio securities in order to meet redemption requirements. This would have the effect of reducing the net asset value to holders of the Common Stock.

      The ability of the Fund to comply with the asset coverage maintenance ratios imposed by the Investment Company Act and the rating agencies, may be subject to circumstances beyond the control of the Fund such as market conditions for its portfolio securities. The requirements of the Investment Company Act, any rating agency or the applicable provisions of the documents establishing the terms of such Senior Securities may limit the Fund's ability to make dividend or distribution payments to holders of its Common Stock for so long as any dividend or interest payments on Senior Securities are in arrears or in default, may limit the Fund's ability to take advantage of certain investments which might otherwise be available to it, may require the Fund to invest a greater portion of its assets in more highly rated, potentially lower yielding securities than it might otherwise do, and may require the Fund to sell a portion of its assets when it might otherwise be disadvantageous to do so. In the event that the Fund is required to restructure its portfolio by selling assets in order to satisfy the requirements set forth above, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of the Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. In addition, because of the limitation on payments of dividends or distributions on Common Stock, as described above, the Fund may be unable to distribute all of its net investment income to shareholders of Common Stock. To qualify for federal income taxation as a regulated investment company, the Fund must distribute in each fiscal year at least 90% of its net investment income. In the event that the Fund is precluded from making distributions on the Common Stock because of any applicable asset coverage requirements, the Fund intends to redeem, repay or call sufficient Senior Securities to enable the Fund to pay such distributions.

      The issuance of any Senior Securities will entail certain initial costs and expenses such as underwriting discounts or placement fees, fees associated with any registration of Senior Securities with the Commission, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of Common Stock.

      Until any Senior Securities are issued, the Fund's Common Stock will not be leveraged, and the special leverage considerations described in this Prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds of the borrowing or offering of Senior Securities have been invested in accordance with the Fund's investment objectives and policies. In addition, the leveraging of the Common Stock would be eliminated during any period when there are no Senior Securities outstanding.

      The timing and the terms of any financial leveraging by the Fund will be determined by the Fund's Board of Directors based upon prevailing market conditions and a determination that financial leveraging is expected to achieve the benefits to the holders of Common Stock described in this Prospectus. If, as a result of intervening changes in market conditions, the Board of Directors were to determine that the financial leveraging by the Fund at that time would not increase the potential yield of the Fund to the holders of Common Stock, the Fund would delay such leveraging until such market conditions changed. There can be no assurance that the Fund will leverage its Common Stock.

      The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Manager's ability correctly to predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

      Preferred Stock. If the Fund leverages through the issuance of preferred stock, under the requirements of the Investment Company Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the Investment Company Act, must at least be equal, immediately after any issuance of preferred stock, to 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. The Investment Company Act requires that such percentage also be met any time the Fund declares a dividend or distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund makes tender offers for or repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accumulated and unpaid dividends thereon. See "Description of Shares--Preferred Stock."

      The Fund will have the authority to redeem any preferred stock that is issued for any reason and may redeem all or part of such preferred stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time.

      Under the Investment Company Act, the holders of any preferred stock, voting as a class, must have the right to elect at least two Directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the Directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In addition, the vote of a majority of the preferred stock, voting as a class, is required to approve any plan of reorganization adversely affecting the preferred stock, or any action requiring a vote of security holders pursuant to Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental policies. The Fund's Articles of Incorporation also require the approval of at least 75% of all votes entitled to be cast by the holders of the preferred stock, voting as a separate class, for certain transactions involving conversion of the Fund to open-end status. See "Description of Shares--Conversion to Open-End Fund."

      It is anticipated that if the Fund issues preferred stock, it may, from time to time, attempt to reduce the degree to which it is leveraged by redeeming or otherwise purchasing shares of preferred stock pursuant to applicable provisions of the corporate documents establishing the rights and preferences of the preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased or redeemed.


                           SPECIAL RISK CONSIDERATIONS

      The Fund is a newly organized, diversified, closed-end management investment company and has no operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund.

      High Yield Debt Securities. Investing in high yield, high risk Debt Securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade bonds, and which should be considered by investors contemplating an investment in the Fund. The net asset value of the Fund's shares will change with fluctuations in the value of its portfolio securities. The high yield, high risk Debt Securities in which the Fund will invest generally will be rated below investment grade, or if unrated, will be of comparable quality as determined by the Manager. These lower rated and comparable unrated securities involve greater risks than higher rated securities. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value and liquidity of securities held by the Fund with a commensurate effect on the value of the Fund's shares. See "Other Investment Practices-Leverage."

      The secondary market for high yield Debt Securities is not as liquid as the secondary market for higher rated securities. The high yield market is characterized by relatively few market makers, participants in the market being mostly institutional investors including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield Debt Securities is generally lower than that for higher rated securities and the secondary market could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain a precise or accurate market quotation for a particular security, it will become more difficult for the Board of Directors to value the Fund's portfolio securities and the Board may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. The Fund may invest only up to 15% of its total assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary market for high yield Debt Securities contracts due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

      The market values of Debt Securities rated below investment grade and comparable unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities frequently are subordinated to the prior payment of senior indebtedness.

      Certain of the Debt Securities in which the Fund may invest may be considered comparable to securities having the lowest ratings for interest paying debt instruments assigned by Moody's or S&P (i.e., rated "C" by Moody's or "CC" by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. A description of the bond ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

      The Manager will attempt to reduce the risks attendant to investing in high yield Debt Securities through portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets.

      Lower Rated Convertible Securities and Preferred Stock. The Fund may invest in lower rated convertible securities and preferred stock (i.e., "Ba" or lower for convertible securities or "ba" or lower for preferred stock by Moody's or "BB" or lower for convertible securities or preferred stock by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by the Manager. The Fund may have difficulty disposing of such securities because the trading market for such securities may be thinner than the market for higher rated convertible securities on preferred stock. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. The market behavior of convertible securities and preferred stocks in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities and preferred stocks are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. A description of the ratings used by Moody's and S&P for such securities is set forth in Appendix A to this Prospectus.

      Foreign Securities. The Fund may invest in securities of issuers domiciled outside of the U.S. Investing in the securities of foreign companies may involve additional risks and considerations which are not typically associated with investing in the securities of U.S. companies.

Since the securities of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in the securities of issuers domiciled in those countries.

      Covered Call Options. A covered call option writer, such as the Fund, may, during the option period, be assigned an exercise notice by the broker/dealer through whom the call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice with respect to such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with a different exercise price and/or expiration date. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

      Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance on Rule 144A of the Securities Act. Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of that security. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The risks associated with these investments will be accentuated in situations in which the Fund's operations require cash, such as when the Fund tenders for its shares of Common Stock or pays distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. The Manager values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Directors. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Manager to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for portfolio securities held in the Fund's portfolio, the responsibility of the Manager to value the Fund's securities becomes more difficult and the Manager's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs because such securities are particularly difficult to dispose of.

      Certain securities in which the Fund may invest are subject to legal or contractual restrictions as to resale ("Restricted Securities") and may therefore be illiquid by their terms. Restricted Securities may involve added expense to the Fund should the Fund be required to bear registration costs with respect to such securities. In the absence of registration, the Fund would be required to dispose of its Restricted Securities pursuant to an exemption from registration under the Securities Act, including a transaction in reliance on Rule 144, which permits only limited sales under specified conditions unless the Fund has held the securities for at least two years and is unaffiliated with the issuer. Companies whose securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities.

      Portfolio Lending Transactions. The major risk to which the Fund would be exposed on a portfolio lending transaction is the risk that the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, the Fund could be faced with loss of rights in the collateral. Therefore, the Fund will enter into loan arrangements only after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

      Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of the Fund which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and the approval of the holders of a majority of the Fund's preferred stock, if any, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the shares of Common Stock and preferred stock, if any, represented at a meeting at which more than 50% of the outstanding shares of Common Stock and preferred stock, if any, are represented, voting as a single class or as separate classes, as the case may be, or (ii) more than 50% of the outstanding shares of Common Stock and preferred stock, if any, voting as a single class or as separate classes, as the case may be. The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (except the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations) or purchase more than 10% of the outstanding voting securities of any one issuer.

      2. Invest for the purpose of exercising control over any issuer.

      3. Purchase or sell real estate except securities secured by real estate or interests therein.

      4. Make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and the writing of call options on securities described above.

      5. Purchase or sell commodities, commodity futures contracts or commodity contracts.

      6. Issue senior securities, as defined in the Investment Company Act, except as permitted by the Investment Company Act.

      7. Make loans except through purchasing fixed income securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objectives and policies.

      8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act, as amended.

      9. Invest 25% or more of its total assets in any one industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.

      If a percentage restriction under one of the Fund's investment policies or restrictions or the use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of its Board of Directors. Each Director will initially serve until the Fund's 1999 Annual Meeting of Shareholders, when Directors will be divided as equally as possible into three classes. The terms of office of the classes of Directors elected at the Fund's Annual Meeting of Shareholders shall expire at the times of the annual meetings of shareholders as follows: class I in 2000, class II in 2001 and class III in 2002. Thereafter, the Directors will serve staggered three-year terms. Directors and principal officers of the Fund and their business experience for the past five years follow. Unless otherwise noted, the address of each officer and Director is Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312-2412.

      WINTHROP S. JESSUP* (52)--Chairman and President (1)--Partner of the Manager and of Chartwell G.P., Inc. since 1997; from 1977 to 1997, Mr. Jessup held a series of positions with Delaware Management Company, Inc., an investment management firm, and certain affiliated companies, most recently the positions of President and Director.

      BERNARD P. SCHAFFER (53)--Vice President--Partner of the Manager and of Chartwell G.P., Inc. since 1997; from 1978 to 1988, Mr. Schaffer was Associate Managing Director of Wertheim Schroder & Co., a brokerage firm, from 1988 until 1990, Senior Vice President of Prudential Securities, and from 1990 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc.

      KEVIN A. MELICH (55)--Vice President--Partner of the Manager and of Chartwell G.P., Inc. since 1997; from 1964 to 1981, Mr. Melich was Portfolio Manager of Security Trust Co., from 1981 to 1983, Vice President of A.B. Laffer Associates, an economic consulting firm, and from 1983 to 1997, Portfolio Manager of Delaware Investment Advisers, a division of Delaware Management Company, Inc.

      TIMOTHY J. RIDDLE (42)--Vice President and Treasurer--Partner of the Manager and of Chartwell G.P., Inc. since 1997; from 1986 to 1997, Mr. Riddle was a _______________ in Client Services for Delaware Investment Advisers, a division of Delaware Management Company, Inc.

      G. GREGORY HAGAR (29)--Vice President--Controller of the Manager since 1997; in 1990, Mr. Hagar was Senior Auditor of Northwest Administrators, Inc., a _____________ firm, from 1991 to 1995, Supervisor of the Financial Services Group of Hemming Morse CPAs and Consultants, and from 1996 to 1997, National Accounting and Systems Adviser of Land Title Insurance Company.

      LESLIE M. VARRELMAN (38)--Vice President--Director of Fixed Income for the Manager since 1997; from 1981 to 1994, Ms. Varrelman was Vice President Portfolio Manager of CoreStates Investment Advisers and from 1994 to 1997, Vice President of Meridian Investment Company.

      MICHAEL P. MALLOY (38)--Secretary--Partner in the law firm of Drinker Biddle & Reath LLP since 1993.

      MARIA E. POLLACK (52)--Assistant Secretary--Director of Client Administration for the Manager since 1997; from 1982 to 1997, Ms. Pollack held a series of positions with Delaware Investment Advisers, a division of Delaware Management Company, Inc., most recently the position of Assistant Vice President.


(*) Interested person, as defined in the Investment Company Act, of the Fund.

[Information concerning the remaining Directors of the Fund, including the disinterested Directors, will be included in Pre-Effective Amendment No. 1.]

      Under the Investment Company Act, holders of shares of preferred stock (when and if issued) will be entitled to elect two Directors if and when submitted to a vote, and the remaining Directors, subject to the provisions of the Investment Company Act and the Fund's Articles of Incorporation, as supplemented or amended, will be elected by the holders of Common Stock and preferred stock, if any, voting together as a single class. When dividends are in arrears for two full years, such provisions permit the holders of shares of preferred stock, if any, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of preferred stock would allow the holders of such shares to elect a majority of the Directors.

      Under the Investment Company Act, the terms of any Senior Securities consisting of debt which are offered, must provide either that (i) the holders of Senior Securities consisting of debt, voting as a class, have the right to elect at least a majority of the members of the Board of Directors if on the last business day of each of 12 consecutive calendar months such Senior Securities have an asset coverage of less than 100% and such voting right shall continue until such Senior Securities have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) an event of default shall be deemed to have occurred if such Senior Securities consisting of debt do not have an asset coverage of 100% on the last business day of each of 24 consecutive calendar months. If required by an agency rating any such Senior Securities or if the Board of Directors determines it to be in the best interest of the holders of Common Stock, more restrictive voting provisions may be imposed than those required by the Investment Company Act.

COMPENSATION OF DIRECTORS

      The Fund pays each Director not affiliated with the Manager an annual fee of $_____ per year plus $_____ per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of the Audit Committee of the Board of Directors, which consists of all of the Directors not affiliated with the Manager, an annual fee of $____. The Chairman of the Audit Committee receives an additional fee of $____ per year.

      The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year.


                                          Aggregate
Name of Director                          Compensation from Fund*
----------------                          -----------------------



* As the Fund is not part of a fund complex, the Directors do not receive fees from any related funds.

                 INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

      Chartwell Investment Partners, L.P., a Pennsylvania limited partnership (the "Manager"), furnishes investment management services to the Fund. The Manager's business address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

      Chartwell G.P., Inc. is the general partner of the Manager, which is the sole business of Chartwell G.P., Inc. Chartwell G.P., Inc. may be deemed to be a controlling person of the Manager, and is in turn controlled by the following persons who are active partners and portfolio managers of the
Manager: Edward Antoian, Terry Bovarnick, David Dalrymple, Winthrop Jessup, Michael McCloskey, Kevin Melich, Harold Ofstie, Timothy Riddle and Bernard Schaffer.

      The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at the annual rate of ______% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, other than debt relating to leverage, which liabilities exclude the aggregate liquidation preference of any outstanding preferred stock or short-term debt. The fee is higher than fees paid by other comparable investment companies.

      The Income Generating Equity Securities portion of the Fund's portfolio will be managed by Mr. Bernard P. Schaffer, _________________ and Partner of the Manager and Vice President of the Fund. Mr. Schaffer is a founding partner of the Manager. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and a Master's degree in Business Administration from the University of Pennsylvania's Wharton School. From 1990 to 1997, he was employed as a Senior Portfolio Manager at Delaware Investment Advisers, an affiliate of Delaware Management Company, Inc., as sole manager of two closed-end funds, the Delaware Group Dividend and Income Fund, Inc. and the Delaware Group Global Dividend and Income Fund, Inc. He was also responsible for managing approximately $1.0 billion in institutional accounts in the equity income, value style.

      The Debt Securities portion of the Fund's portfolio will be managed by Leslie M. Varrelman, Director of Fixed Income for the Manager and Vice President of the Fund. Ms. Varrelman earned a Bachelor's degree in Business Administration from Juniata College. Prior to joining the Manager, Ms. Varrelman was a Vice President at Meridian Investment Company from 1994 to 1997, where she was a manager of close to $2 billion in institutional fixed income accounts, as well as the core value fixed income mutual funds. From 1981 to 1994, she was a Vice President at CoreStates Investment Advisers where she was a manager for all fixed income mutual funds and developed the limited maturity fixed income product.

ADMINISTRATOR

      Under the terms of an administration agreement between Princeton Administrators, L.P. (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund, including maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by the U.S. federal securities laws and regulations, responding to inquiries from Fund shareholders, calculating and distributing for publication the net asset value of the Fund's shares and providing the Fund with certain administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund will pay the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500. The Administration Agreement will continue in effect until terminated by either party upon 60 days' prior written notice.

TERMS OF INVESTMENT MANAGEMENT AGREEMENT

      Under the terms of an investment management agreement between the Fund and the Manager (the "Investment Management Agreement"), the Manager will manage the investment and reinvestment of the assets of the Fund, subject to the direction of the Board of Directors and officers of the Fund. Directors, officers and employees of the Manager may be Directors, officers and employees of the Fund. Those individuals shall not receive any compensation from the Fund for acting in such dual capacity. In the conduct of the respective business of the Fund and Manager and in the performance of the Investment Management Agreement, the parties may share facilities, with appropriate proration of expenses between them, except that the Manager shall pay all executive salaries and executive expenses of the Fund. The Fund shall bear all its other expenses. See "Expenses of the Fund" below. The Investment Management Agreement provides that the Manager may render similar investment services to others.

      Unless earlier terminated as described below, the Investment Management Agreement will remain in effect until _______________, 2000 and may be renewed thereafter if such renewal is approved annually by (i) a majority of the Directors who are not parties to the Investment Management Agreement or interested persons (as defined in the Investment Company Act) of any such party, and (ii) the Board of Directors of the Fund or a majority of the outstanding voting securities of the Fund. The Investment Management Agreement may be terminated without penalty at any time by the Fund upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Manager, on 60 days' written notice by either party to the other. In addition, the Investment Management Agreement will terminate in the event it is assigned (as defined in the Investment Company
Act).

      The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties thereunder, the Manager is not liable to the Fund or to any stockholder of the Fund for any action or omission in the course of rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

EXPENSES OF THE FUND

      Except as indicated above, the Fund will pay all of its expenses, including fees of the Directors not affiliated with the Manager and Board meeting expenses; fees of the Manager and the Administrator; interest charges; taxes; organizational expenses; charges and expenses of the Fund's legal counsel and independent auditors, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of issuing any short-term debt securities or preferred stock; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; Commission and state registration and filing fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and fees of any rating agencies retained to rate any senior securities issued by the Fund; and any extraordinary expenses. The Fund also is obligated to repay any borrowings it may incur.


                             PORTFOLIO TRANSACTIONS

      The Manager is responsible for the execution of the Fund's portfolio transactions. The primary consideration is prompt execution of orders at the most favorable net price. The Manager takes into account such factors as the applicable brokerage commission or dealer spread, size of order and difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, whether supplemental research has been received from the firm, and whether it has sold shares of the Fund's Common Stock. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

      The Manager allocates brokerage transactions in its best judgment and in a manner deemed fair and reasonable to shareholders. The Fund may pay a firm which furnishes supplemental research services a higher brokerage commission than that which might be charged by another firm for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Manager to the Fund. Supplemental research services may include analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received is in addition to and not in lieu of services performed by the Manager, and its fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other accounts which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

      On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other clients in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other clients. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute a monthly fixed amount to shareholders, commencing approximately 60 days from the date of this Prospectus. If, for any monthly distribution, net investment income (which term includes net realized short-term capital gain) is less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis on his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis on his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. In calculating the amount of each monthly distribution, the Fund's net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the Investment Company Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. The Board of Directors reserves the right to change the aforementioned dividend policy from time to time.

      In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. See "Taxes."

      Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Fund's Common Stock in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Special Language Considerations and Risks" and "Taxes."

      See "Automated Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

      The Fund expects that it will commence paying dividends within approximately 60 days after the completion of this offering.

                                      TAXES

                                     GENERAL

      The following summary reflects the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and other relevant federal income tax authorities as of the date of this Prospectus. The federal income tax consequences described below are merely statements of general tax principles. The discussion does not deal with the federal income tax consequences applicable to all categories of investors, some of whom may be subject to special rules. A shareholder in the Fund should consult his or her own tax adviser concerning these matters.

FEDERAL TAX TREATMENT OF THE FUND

      The Fund intends to qualify annually to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's total assets are invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or two or more issuers which are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Other Investment Practices -- Covered Call Options."

      As a RIC, the Fund will not be subject to federal income tax on the part of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders, provided the Fund distributes at least 90% of its net investment income for its taxable year to Fund shareholders. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax upon its taxable income for that year and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Furthermore, distributions in such case would be taxable to such shareholders as ordinary income to the extent of earnings and profits of the Fund.

      The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year an amount equal to the sum of (a) 98% of the Fund's ordinary income for such year; (b) 98% of the capital gain net income for the one-year period ending on October 31 of such year; and (c) the undistributed income and gain, if any, from the previous years.

FEDERAL TAX TREATMENT OF SHAREHOLDERS

      Distributions. Dividends from net investment income (which term includes net realized short-term capital gain) will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net capital gain, if any, that the Fund designates as "capital gain dividends" in a notice to its shareholders will be taxable to shareholders as long-term capital gain, whether received in cash or reinvested in additional shares, regardless of the length of time the shareholder has owned Fund shares. For individuals, long-term capital gain is subject to a maximum tax rate of 28% (with respect to capital assets held more than 12 months but not more than 18 months) or 20% (with respect to capital assets held more than 18 months), while ordinary income is subject to a maximum tax rate of 39.6%.

      For a corporate shareholder, dividends from net investment income may generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from the Fund to its shareholders, and cannot exceed the gross amount of dividends received by the Fund that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock), excluding for this purpose any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). For purposes of the corporate alternative minimum tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum tax. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

      Although dividends generally will be treated as distributed when paid, dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. Shareholders will be notified not later than 60 days after the close of the Fund's taxable year as to the federal tax status of dividends and distributions from the Fund.

      Shareholders should consider the tax implications of buying shares of the Fund just prior to a distribution by the Fund. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Such distribution may have the effect of reducing the net asset value of shares below a shareholder's cost and thus would be a return on investment in an economic sense, but would nevertheless be taxable to the shareholder.

      The Internal Revenue Service has taken the position in a revenue ruling that a RIC that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of each type of income for each tax year based on the total dividends distributed to each class for such year, including income qualifying for the corporate dividends-received deduction and net capital gains. Consequently, when both Common Stock and preferred stock are outstanding, the Fund intends to allocate, to the fullest extent practicable, income distributed to the classes as consisting of particular types of income in accordance with the class's proportionate shares of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction, income not qualifying for the dividends-received deduction and net capital gain income in a manner that allocates such income between the holders of Common Stock and preferred stock in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

      If at any time when any Senior Securities are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act or of any rating agency that has rated such Senior Securities, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Other Investment Practices--Leverage." This may prevent the Fund from distributing at least 90% of its net investment income, and may therefore jeopardize the Fund's qualification for taxation as a RIC or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon any failure to meet the asset coverage requirements of the Investment Company Act, or imposed by a rating agency, the Fund may, in its sole discretion, purchase or redeem any Senior Securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such redemption would achieve such objectives.

      Sale of Shares. A shareholder may realize a taxable gain or loss on the sale of shares in the Fund depending on the shareholder's basis in the shares for federal income tax purposes. If the shares are capital assets in the shareholder's hands the gain or loss will be treated as a capital gain or loss and will be long-term or short-term, depending on the shareholder's holding period for the shares. As a general rule, a shareholder's gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if the shares have been held one year or less. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of net capital gain received by the shareholder with respect to such shares. Any loss realized on a sale or exchange will also be disallowed to the extent the shares disposed of are replaced, including a replacement pursuant to the Fund's Automatic Dividend Reinvestment Plan, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such case, the basis of the shares acquired will be increased to reflect the disallowed loss.

      Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid from net investment income will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gain.

      If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax and any foreign taxes.

      Back-up Withholding. Under certain provisions of the Code, some shareholders may be subject to a 31% "back-up withholding" on ordinary dividends, capital gain dividends and redemption payments. Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to back-up withholding. An individual's taxpayer identification number is his or her Social Security number.

      Back-up withholding is not an additional tax and may be credited against a taxpayer's federal income tax provided the shareholder provides the necessary information.

      Other Taxation. Ordinary dividends and capital gain dividends may also be subject to state, local and foreign taxes.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations thereunder presently in effect. These provisions are subject to change by legislative or administrative action, and any such changes may be effective either prospectively or retroactively. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal, state, local or foreign tax matters.


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of Common Stock of the Fund by _______________, as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and contributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by _________________, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to ____________________, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

      Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of Common Stock commence trading on the NYSE, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at _________________________________________________________.


                    CALCULATION OF NET ASSET VALUE PER SHARE

      The net asset value per share of the Fund is computed as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time), once a week on the last business day of each week on which the Exchange is open and on the last business day of each month on which the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed and net asset value calculations will not be made.

      The Fund's net asset value per share of Common Stock is computed by adding the value of all securities and other assets in the Fund's portfolio, deducting any liabilities (including accrued expenses, dividends payable on Common Stock and any borrowings of the Fund) and the liquidation value of any outstanding shares of preferred stock (which is expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon, whether or not earned or declared), and dividing the result by the number of shares of Common Stock outstanding. In determining the Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price prior to the time of determination if there was a sale price on the date of determination on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Short-term investments having a maturity of less than 60 days are valued at amortized cost. Debt Securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors.

      Currently, the net asset values of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.


                              DESCRIPTION OF SHARES

      The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.01 per share, all of which shares initially are classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In the event that the Board of Directors determines to leverage the Fund's Common Stock through the issuance of preferred stock, the Fund would reclassify an amount of unissued capital stock as preferred stock and at that time offer shares of preferred stock representing up to approximately 50% of the Fund's total assets immediately after the issuance of such preferred stock.

COMMON STOCK

      Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

      In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions. See "Other Investment Practices--Leverage."

      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

      The Manager provided the initial capital for the Fund by purchasing 6,667 shares of Common Stock of the Fund for $100,005. As of the date of this Prospectus, the Manager owned 100% of the outstanding shares of Common Stock of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

SHARE REPURCHASES AND TENDER OFFERS

      Shares of closed-end investment companies frequently trade at discounts from net asset value, especially shortly after the completion of the initial public offering. The Fund cannot predict whether its shares of Common Stock will trade above, at or below net asset value. The market price of the Fund's shares of Common Stock will be determined by, among other things, the supply and demand for the Fund's shares, the Fund's investment performance and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments. If, at any time after the second year following this offering, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of or tender offers for the Fund's shares. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Fund's status as a regulated investment company under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Fund's ability to borrow. No assurance can be given that share repurchases will be made or that, if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchases would cause the Fund's net assets to decrease, which may have the effect of increasing the Fund's expense ratio.

      Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Fund's shares of Common Stock. In considering whether to recommend to shareholders such authorization, the Board of Directors similarly would consider a number of factors including limitations that may be placed on the Fund's investment policies as a consequence of such repurchase policy.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

      The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office only for cause, and only by action of Shareholders taken by the holders of shares with at least 75% of the votes then entitled to be cast in an election of directors.

      In addition, the Articles of Incorporation require the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

            (i) a merger or consolidation or statutory share exchange of the Fund with any other corporations;

            (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

            (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

      In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors by the affirmative vote of at least 75% of the total number of Directors fixed in accordance with the by-laws, including a majority of disinterested directors, prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred stock) entitled to be voted on the matter, voting as a single class, and, if preferred stock is issued, the affirmative vote of at least 75% of outstanding shares of preferred stock of the Fund, voting as a separate class. There is no assurance that a favorable shareholder vote could be achieved. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the shares of Common Stock. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. In the event of conversion, the shares of Common Stock would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares of common stock would be sold at net asset value plus a sales load.

      The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of shareholders.

PRINCIPAL SHAREHOLDER

      As of the date of this Prospectus, the Manager was the record and beneficial owner of all of the outstanding shares of Common Stock and thus it may be deemed to control the Fund until the public offering of the Fund's shares is completed. These shares were issued in respect of the Manager's contribution of the Fund's initial capital. These shares were acquired for investment purposes only and the Manager has no present intention of selling such shares.

LISTING

      The Fund intends to apply for listing of the Common Stock on the NYSE under the symbol "____________." It is expected that a liquid trading market for the Fund's shares will exist on the NYSE and on other markets where shares are traded. Shares of closed-end investment companies frequently trade at a discount to net asset value, but in some cases trade at net asset value or a premium. Because the market price of the Fund's shares will be determined by factors including trading volume, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above their net asset value. The Fund's shares do not have any right of redemption.


                                  UNDERWRITING

      Subject to the terms and conditions set forth in a purchase agreement (the "Purchase Agreement"), the Fund has agreed to sell to each of the Underwriters named below, and each of the Underwriters, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, _______________, _____________, and _____________
are acting as representatives (the "Representatives"), has severally agreed to purchase from the Fund the number of shares of Common Stock set forth opposite its name below. The several Underwriters are committed to purchase all of such shares of Common Stock if any are purchased.

                                                Number of
Underwriters                                      Shares
------------                                      ------
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated.......................




                                                  ------

  Total....................................
                                                  ======


      The Representatives have advised the Fund that they propose initially to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. The Manager has agreed to pay the Underwriters from its own assets a commission in connection with the sale of shares of Common Stock in the offering in the amount of $0.__ per share. Such payment is equal to __% of the initial public offering price per share. The Representatives have also advised the Fund that from this amount the Underwriters may pay a concession to certain dealers not in excess of $0.__ per share on sales by such dealers, and such dealers may reallow not in excess of $0.__ per share to certain other dealers. The Manager has also agreed to pay from its own assets an additional commission to Merrill Lynch equal to a maximimum of __% of the total Price to Public, payable quarterly at the annual rate of 0.__% of the Fund's Managed Assets during the continuance of the Investment Management Agreement or other advisory agreement between the Manager and the Fund. In determining when the maximum additional commission amount has been paid, the value of the quarterly payments shall be discounted to the closing date of this offering. Merrill
Lynch has also agreed to (i) provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis, (ii) provide to the Manager relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries and (iii) at the request of the Manager, provide information to and consult with representatives of the Manager with respect to issues regarding utilizing leverage in the Fund and applicable strategies designed to address market value discounts. After the initial public offering, the public offering price, concession and other selling terms may be changed. Investors must pay for shares of Common Stock purchased in the offering on or before _______________, 1998.

      The Fund has granted the Underwriters a 45-day option, exercisable at one or more times after the date hereof, to purchase up to ____________ additional shares of Common Stock to cover over-allotments, if any, at the initial offering price. If the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase approximately the same percentage thereof which the number of shares of Common Stock to be purchased by it shown in the foregoing table is of the ___________ shares of Common Stock initially offered hereby.

      The Underwriters may engage in certain transactions that stabilize the price of the shares of Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of Common Stock.

      If the Underwriters create a short position in the shares of Common Stock in connection with the offering, i.e., if the several Underwriters sell more shares of Common Stock than are set forth on the cover page of this Prospectus, the Underwriters may reduce that short position by purchasing shares of Common Stock in the open market. The Underwriters also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

      The Underwriters also may impose a penalty bid on certain selling group members. This means that if the Underwriters purchase shares of Common Stock in the open market to reduce the Underwriters' short position or to stabilize the price of the shares of Common Stock, they may reclaim the amount of the selling concession from the selling group members who sold those shares of Common Stock as part of the offering.

      In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

      Neither the Fund nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

      Prior to this offering, there has been no public market for the shares of Common Stock. The Fund intends to apply for listing of the Common Stock on the NYSE under the symbol "_______." In order to meet the requirements for listing the shares of Common Stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

      The Fund and the Manager have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act.

      The Fund has agreed not to offer or sell any additional shares of Common Stock for a period of 180 days after the date of the Purchase Agreement without the prior written consent of the Underwriters, except for the sale of shares of Common Stock to the Underwriters pursuant to the Purchase Agreement and the issuance of shares of Common Stock pursuant to the Automatic Dividend Reinvestment Plan.

      The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. See "Portfolio Transactions."

      Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, expects to enter into an Administration Agreement with the Fund. See "Investment Advisory and Management Arrangements -- Administrator" and "-- Terms of Agreements."


                                    CUSTODIAN

      The Fund's securities and cash are held under a custodial agreement with PNC Bank, National Association. The address of PNC Bank, National Association is 1600 Market Street, Philadelphia, Pennsylvania 19103.


             TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The transfer agent, dividend disbursing agent and registrar for the shares of Common Stock of the Fund will be PFPC Inc. The address of PFPC Inc.
is P.O. Box 8950, Wilmington, Delaware 19885-9628.


                                 LEGAL OPINIONS

      Certain legal matters with respect to the Fund's shares offered hereby will be passed on for the Fund by Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. Certain legal matters in connection with the offering of the shares will be passed on for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Counsel for the Fund and the Underwriters will rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.


                                     EXPERTS

      The statement of assets and liabilities of the Fund included in this Prospectus has been audited and so included in reliance on the report of Coopers & Lybrand L.L.P., independent auditors, and on their authority as experts in auditing and accounting.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Chartwell Dividend and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Chartwell Dividend and Income Fund, Inc. (the "Fund") as of _______________. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining on a test basis. evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Fund, as of _______________ in conformity with generally accepted accounting principles.

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               ____________, 1998

ASSETS:
  Cash................................................   $________
  Deferred organizational and offering costs..........    ________
     Total assets.....................................    ________

LIABILITIES:
  Organizational and offering costs payable...........    ________

  Net assets equivalent to $_____ per share
  (applicable to _____ outstanding shares of
  Common Stock, $____ par value; ____ million
  shares of capital stock authorized, of
  which ____ million shares are authorized as
  Common Stock).......................................    $
                                                          =========


NOTE 1.  ORGANIZATION:

      Chartwell Dividend and Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company incorporated on ______________ 1998, which has had no operations through _______________ other than those relating to organizational matters [and the sale and issuance of shares of Common Stock to Chartwell Investment Partners, L.P. (the "Manager")].

      The Manager has advanced certain organizational and offering costs of the Fund and is to be reimbursed by the Fund. Organizational costs will be deferred and amortized on a straight line basis over a period not to exceed 60 months from the date the Fund commences operation. In the event that any of the original Common Stock owned by the Manager (or any subsequent holder) is repurchased by the Fund prior to the end of the 60 month period, the proceeds from the repurchase shall be reduced by the pro rata share of the unamortized deferred organizational costs as of the date of such repurchase. In the event that the Fund is liquidated prior to the end of the 60 month period, the Manager (or any subsequent holder) shall bear the remaining unamortized deferred organizational costs. Offering costs will be charged to capital upon completion of the initial public offering of the Common Stock.


NOTE 2.  AGREEMENTS:

      The Fund has entered into an Investment Management Agreement with the Manager which provides for payment of a monthly fee computed at the annual rate of 0.95% of the Fund's Managed Assets. The Fund also has entered into an Administration Agreement with Princeton Administrators, L.P. which provides for payment, subject to a monthly minimum fee of $12,500, of a monthly fee computed at the annual rate of 0.15% per annum of the Fund's Managed Assets.

"Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, other than debt relating to leverage, which liabilities exclude the aggregate liquidation preference of any outstanding preferred stock or short-term debt.


NOTE 3.  FEDERAL INCOME TAXES:

      Normally, no provision for federal income taxes will be made since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to make requisite distributions to shareholders.

                       APPENDIX A--DESCRIPTION OF RATINGS

      A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") with respect to bonds, commercial paper, preferred stocks and convertible securities.


BONDS AND CONVERTIBLE SECURITIES

      The following excerpts are from Moody's description of its bond ratings (also used for convertible securities): Aaa--judged to be of the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper medium grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest, Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      The following excerpts are from S&P's description of its bond ratings:
AAA--the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA--differs from the higher rated issues only in small degree; the obligor's capacity to meet its financial commitment on the obligation is very strong; A--somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories, however, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB--exhibits adequate protection parameters; BB, B, CCC, CC, C--regarded as having significant speculative characteristics. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. C1--reserved for income bonds on which no income is being paid; D--Debt rated "D" is in payment default.

COMMERCIAL PAPER

      The following are excerpts from Moody's description of its two highest commercial paper ratings: PRIME-1--have a superior capacity for repayment of short-term promissory obligations; PRIME-2--have a strong capacity for repayment of short-term promissory obligations.

      The following are excerpts from S&P's description of its two highest commercial paper ratings: A-1--This highest category indicates that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are denoted with a plus (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong; A-2--Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated A-1. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory for issues designated `A-1'.


PREFERRED STOCK

      The following are excerpts from S&P's description of its preferred stock ratings:

      An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

            1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with terms of the obligation.

            2. Nature of, and provisions of, the issue.

            3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB,   Preferred stocks rated "BB," "B," and "CCC" are regarded, on balance, as
B,    predominately speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C     A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

      NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      PLUS (+) OR MINUS (-) To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following are excerpts from Moody's description of its preferred stock ratings:

"aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROSPECTUS SUMMARY.........................................................  3
FEE TABLE.................................................................. 11
THE FUND................................................................... 12
USE OF PROCEEDS............................................................ 12
INVESTMENT RATIONALE....................................................... 12
INVESTMENT OBJECTIVES AND POLICIES......................................... 14
OTHER INVESTMENT PRACTICES................................................. 18
SPECIAL LEVERAGE CONSIDERATIONS AND RISKS.................................. 21
SPECIAL RISK CONSIDERATIONS................................................ 24
INVESTMENT RESTRICTIONS.................................................... 29
MANAGEMENT OF THE FUND..................................................... 30
INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS............................ 32
PORTFOLIO TRANSACTIONS..................................................... 35
DIVIDENDS AND DISTRIBUTIONS................................................ 36
TAXES ..................................................................... 38
AUTOMATIC DIVIDEND REINVESTMENT PLAN....................................... 42
CALCULATION OF NET ASSET VALUE PER SHARE................................... 44
DESCRIPTION OF SHARES...................................................... 45
UNDERWRITING............................................................... 48
CUSTODIAN.................................................................. 51
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.................... 51
LEGAL OPINIONS............................................................. 51
EXPERTS.................................................................... 51
REPORT OF INDEPENDENT ACCOUNTANTS.......................................... 52
STATEMENT OF ASSETS AND LIABILITIES........................................ 53
APPENDIX A--DESCRIPTION OF RATINGS......................................... A-1



                              _____________ SHARES



                               CHARTWELL DIVIDEND
                              AND INCOME FUND, INC.


                                  COMMON STOCK



                             ----------------------
                                   PROSPECTUS
                             ----------------------




                               MERRILL LYNCH & CO.



                              _______________, 1998

      UNTIL __________, 1998 (90 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                  THE CHARTWELL DIVIDEND AND INCOME FUND, INC.

                            PART C. OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements

            (a)   Form of Statement of Assets and Liabilities.

            (b)   Form of Report of Independent Accountants.

      2.    Exhibits:

            (a)   Articles of Incorporation of Registrant.

            (b)   By-Laws of Registrant.

            (c)   Inapplicable.

            (d)   Inapplicable.

            (e)   Automatic Dividend Reinvestment Plan.*

            (f)   Inapplicable.

            (g) Form of Investment Advisory Agreement between Registrant and Chartwell Investment Partners, L.P.*

            (h)   (1)   Form of Purchase Agreement.*

                  (2)   Form of Master Agreement Among Underwriters.*

                  (3)   Form of Selected Dealer Agreement.*

            (i)   Inapplicable.

            (j)   Form of Custody Agreement between Registrant and [ ].*

            (k)   (1)   Form of Administration Agreement between Registrant and
                        Princeton Administrators, L.P.*

                  (2)   Form of Stock Transfer Agreement. *

            (l)   Opinion and Consent of Counsel.*

            (m)   Inapplicable.

            (n)   Consent of Independent Accountants.*

            (o)   Inapplicable.

            (p)   Investment Letter of Initial Shareholder.*

            (q)   Inapplicable.

            (r)   Inapplicable.

ITEM 25.    MARKETING ARRANGEMENTS

             See Forms of Purchase Agreement, Master Agreement Among Underwriters and Master Selected Dealer Agreement to be filed by amendment as Exhibits (h) (1), (2) and (3).

-------------
*  To be filed by amendment.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

               The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.

            Securities and Exchange Commission
              Registration fee.......................................   $ 20,355
            National Association of Securities
              Dealers, Inc. fee  ....................................   $  7,400
            New York Stock Exchange listing fee  ....................   $   *
            Printing ................................................   $   *
            Accounting fees and expenses.............................   $   *
            Legal fees and expenses..................................   $   *
            Blue Sky fees and expenses...............................   $   *
            Miscellaneous............................................   $   *
                                                                       =========
            Total....................................................   $

            --------------------
            * To be completed by amendment.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

            None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

            As of __________ , 1998:

            (1)  Title of Class:  Common Stock par value $0.01

            (2)  Number of Record Holders:  _____________

ITEM 29.    INDEMNIFICATION

            Section 2-418 of the Maryland General Corporation Law authorizes the indemnification of directors and officers of Maryland corporations under specified circumstances.

            Article V, Section 5, of the Articles of Incorporation (Exhibit 2(a) to this Registration Statement, which is incorporated by reference) provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the Maryland General Corporation Law. In no event will Registrant indemnify its directors or officers against any liability to the Registrant or its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            Section 6.2 of the By-Laws (Exhibit (2)(b) to this Registration Statement, which is incorporated by reference), provides that the Registrant shall indemnify its directors and officers to the fullest extent permissible under applicable state corporation law, the Securities Act of 1933, and the Investment Company Act of 1940, provided that such indemnification shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            Registrant expects to obtain from an insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Registrant's directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

            The Form of Purchase Agreement filed as Exhibit (h)(1) hereto contains provisions requiring indemnification of the Registrant's underwriters by the Manager.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

            A description of Chartwell Investment Partners, L.P. (the "Manager") is included in Part A of this Registration Statement. For information regarding the business, profession, vocation, or employment of a substantial nature that each director and executive officer or partner of the Manager has been engaged in for his or her own account or in the capacity of director, officer, employee or partner, reference is made to the Form ADV, as amended (File #801-54124), filed by the Manager under the Investment Advisers Act of 1940.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

            Each person maintaining physical possession of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act is listed below:

            (a) Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312 (records relating to its function as investment advisor).

            (b) PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103 (records relating to its function as custodian).

            (c) Princeton Administrators, L.P., 500 College Road East, Floor 3 East, Princeton, NJ 08540 (records relating to its function as administrator).

            (d) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, PA 19107 (Registrant's Articles of Incorporation, By-Laws, and Minute Books).

            (e) PFPC Inc., 400 Bellevue Parkway, Wilmington Delaware 19809 (records relating to its function as transfer agent).

ITEM 32.    MANAGEMENT SERVICES

            Inapplicable.

ITEM 33.    UNDERTAKINGS

            Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

            The Registrant undertakes that (1) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective, and (2) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania on the 10th day of April 1998.

                        Chartwell Dividend and Income Fund, Inc.

                              By /s/ Winthrop S. Jessup
                                 ------------------------------
                                 Winthrop S. Jessup
                                 President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                     Title                       Date
/s/ Winthrop S. Jessup             Director and President      April 10, 1998
------------------------------     (Principal Executive
Winthrop S. Jessup                 Officer)


/s/ Timothy J. Riddle              Treasurer (Principal        April 10, 1998
------------------------------     Financial Officer)
Timothy J. Riddle

                                  EXHIBIT INDEX




EXHIBIT NO.                  ITEM

2(a)                         Articles of Incorporation of Registrant

2(b)                         By-laws of Registrant